Exhibit 10.97

ASSIGNMENT AND DELEGATION OF
PROVIDER SERVICES AGREEMENT
AND CONSENT TO ASSIGNMENT

This Assignment and Delegation of Provider Services Agreement and Consent to Assignment (hereinafter “Assignment”) is entered into effective as of October 1, 2003 between Professional Care Medical Group, IPA (hereinafter “ASSIGNOR”), Prospect Medical Group (hereinafter “ASSIGNEE”), and Health Net, Inc. Affiliates (hereinafter “HNI”)

RECITALS

WHEREAS, ASSIGNOR is a signatory to that certain HNI Provider Services Agreement dated effective March 1, 1999 (hereinafter “the Agreement”) and subsequent amendments effective July 1, 2000, October 1, 2002 and April 14, 2003;

WHEREAS, ASSIGNOR will merge with ASSIGNEE effective October 1, 2003 and ASSIGNEE will be the surviving entity;

WHEREAS, ASSIGNOR desires to assign its rights and delegate its duties under the Agreement to ASSIGNEE;

WHEREAS, ASSIGNEE desires to accept the rights and assume the obligations of ASSIGNOR under the Agreement;

WHEREAS, the Agreement requires the consent of HNI to the assignment of the Agreement;

WHEREAS, HNI desires to agree to the assignment of the Agreement subject to the conditions precedent stated herein;

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

I. ASSIGNMENT OF RIGHTS

1.01                    ASSIGNOR hereby assigns to ASSIGNEE all right, title, and interest in and to the Agreement between ASSIGNOR and HNI, a copy of which is attached hereto, said assignment to be effective as of October 1, 2003.

1.02                    ASSIGNEE hereby accepts assignment of the Agreement, effective as of October 1, 2003 subject to all of the terms and conditions thereof.

1.03                    It is specifically understood and agreed that ASSIGNOR’S assignment to ASSIGNEE of its rights under the Agreement includes the right to receive any and all payments or consideration due thereunder from HNI notwithstanding the fact that the right to payments or consideration may have accrued prior to the effective date of this assignment.

II. DELEGATION OF DUTIES

2.01                    ASSIGNOR hereby delegates to ASSIGNEE all of its duties and obligations of performance under the Agreement between ASSIGNOR and HNI.

2.02                    ASSIGNEE hereby accepts delegation of and agrees to assume full responsibility for performance of all duties and obligations under the Agreement to the same extent as if it had been an original party thereto.

2.03                    It is specifically understood and agreed that ASSIGNOR’s delegation to and ASSIGNEE’s acceptance of its duties and obligations under the Agreement includes all duties and obligations of ASSIGNOR, notwithstanding the fact that said duties and obligations may have accrued prior to the effective date of this assignment and delegation.

III. CONSENT TO ASSIGNMENT & DELEGATION

3.01                    HNI hereby consents to the assignment and delegation of the Agreement from ASSIGNOR to ASSIGNEE to be effective as of October 1, 2003.

IV. MISCELLANEOUS

4.01                    Further assignment of rights and duties under the Agreement shall occur only upon the mutual written agreement of ASSIGNEE and HNI.

4.02                    It is understood and agreed that endorsements or amendments of the Agreement, or both, may be necessary as a result of this Assignment and the parties hereto agree to meet and confer in good faith and to execute any and all endorsements or amendments of the Agreement, or both, which may be necessary to effectuate the intentions of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment by their officers thereunto duly authorized on the date and year first written above.

Health Net, Inc. Affiliates

DATE:		BY:	/s/ Jenni Vargas

Jenni Vargas 9/22/03

		TITLE:	Provider Network Management and Development Officer

Professional Care Medical Group, IPA Assignor

DATE:	9-3-03	BY:	/s/ Shinto

SHINTO
(print name)

		TITLE:	Medical Director

Prospect Medical Group Assignee

DATE:	9-3-03	BY:	/s/ Peter G. Goll

Peter G. Goll
(print name)

		TITLE:	Senior Vice President